EMPIRE FUTURES FUND L.P.
                     CERTIFICATE OF LIMITED PARTNERSHIP


         The undersigned, for the purposes of forming a limited partnership pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act, hereby certifies as follows:

         1.   The name of the limited partnership is Empire Futures Fund L.P.

         2. The address of the registered office of the limited partnership is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, and the name and address of the registered agent for service of process is The
              Corporation Trust Company, 1209 Orange Street,
              Wilmington, Delaware.

         3.   The name and business address of the sole general partner is:

                           Robert L. Lerner
                           701 Mount Lucas Road
                           Princeton, New Jersey 08542

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Limited Partnership as of the 16th day of January, 1986.



                                               /s/  Robert L. Lerner
                                               ---------------------------
                                                Robert L. Lerner
                                                General Partner



State of New Jersey        )
                           ) ss
County of Mercer           )

         Before me, this 16th day of January 1986, came Robert L. Lerner, and who affirmed under oath that he is the General Partner of Empire Futures partnership as his free act and deed.



                                                /s/  Amelia A. Trzaka
                                                ------------------------
                                                Notary Public

                          CERTIFICATE OF AMENDMENT
                                     TO
                   CERTIFICATE OF LIMITED PARTNERSHIP OF
                          EMPIRE FUTURES FUND L.P.


         Empire Futures Fund L.P., a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act, hereby certifies that

Paragraphs FIRST and THIRD of the Certificate of Limited Partnership are

amended to read in their entirety as follows:

         FIRST.   The name of the Limited Partnership is The
                  Willowbridge Fund L.P.

         THIRD. The name and business address of the sole general partner is:

                              Robert L. Lerner
                              100 Palmer Square
                              47 Hulfish Street, 5th Floor
                              Princeton, New Jersey 08542

         IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by the sole general partner of the Limited Partnership as of the

27 day of March, 1991.

                                              EMPIRE FUTURES FUND L.P.


                                          By:_____________________________
                                              General Partner

                                              /s/ Robert L. Lerner
                                              ----------------------------

==============================================================================

                             STATE OF DELAWARE
                       CERTIFICATE TO RESTORE TO GOOD
                  STANDING A DELAWARE LIMITED PARTNERSHIP
                    (Pursuant to Title 6, Sec. 17-1109)

==============================================================================

1.  Name of Limited Partnership    The Willowbridge Fund L.P.
                                -------------------------------

2.  Date of original filing with Delaware Secretary of State  January 16, 1986.
                                                             ------------------




I, Robert L. Lerner , General Partner or Liquidating Trustee of the above named limited partnership do hereby certify that this limited partnership is paying all annual taxes, penalties, and interest due to the State of Delaware.

I do hereby request this limited partnership be restored to Good Standing.


                                                     ________________________
                                                     General Partner

                                                     /s/ Robert L. Lerner
                                                     ------------------------
                                                               or

                                                        Liquidating Trustee